UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

FRANKLIN ETHEREUM ETF

A SERIES OF FRANKLIN ETHEREUM TRUST

SPONSORED BY FRANKLIN HOLDINGS, LLC

(Exact Name of registrant as specified in its charter)

Delaware	001-042169	99-6268769
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403-1906 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares of Franklin Ethereum ETF	EZET	CBOE BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2026, Christoper Berarducci was appointed as the Chief Accounting Officer and Treasurer of Franklin Holdings, LLC (the “Sponsor”), the sponsor of Franklin Ethereum ETF (the “Fund”). Also on May 8, 2026, Christopher Kings was appointed as Chief Financial Officer of the Sponsor.

Mr. Berarducci, 51, has served as Chief Accounting Officer and Treasurer of the Sponsor since May 2026; as Vice President, Fund Administration and Reporting of Franklin Templeton since 2020; and as Treasurer since 2010 and Principal Financial Officer since 2019 of certain funds associated with Legg Mason & Co. or its affiliates. Mr. Berarducci previously served as, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Mr. Kings, 51, has served as Chief Financial Officer of the Sponsor since May 2026 and Senior Vice President of Franklin Templeton Services, LLC since 2024. Mr. Kings previously served in other positions within Franklin Templeton including as Vice President of Global Fund Administration & Reporting in EMEA; and as an officer of certain funds in the Franklin Templeton fund complex for at least the past five years.

In addition, effective May 8, 2026, Vivek Pai resigned as Chief Accounting Officer and Treasurer of the Sponsor and Matthew Hinkle resigned as Vice President and Chief Financial Officer of the Sponsor. Mr. Hinkle and Mr. Pai’s respective decisions to resign were not the result of any dispute or disagreement with the Sponsor or the Fund on any matter relating to the Fund’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN HOLDINGS LLC, in its capacity as sponsor of Franklin Ethereum Trust (registrant)

By:	/s/ David Mann*
David Mann
President and Chief Executive Officer

Date: May 8, 2026

*	The registrant is a trust and the person is signing in his capacity as an officer of Franklin Holdings, LLC, the Sponsor of the registrant.

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